EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Smart Energy, Inc. (the "Company")on Form  10-K for the period ending December 31, 2011 as filed with the Securities and Exchange  Commission  on  the date hereof(the "Report"),  Lamar “Lou” Seals, President, Chief Executive Officer, Chief Financial Officer and Chairman,  does  certify, pursuant to 18 U.S.C. Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 3, 2012

/s/ Lamar “Lou” Seals
By: Lamar “Lou” Seals
Title: President, Chief Executive Officer, Chief Financial Officer and Chairman